SPECTRAFAX CORP. DIRECTORS STOCK OPTION PLAN

                                    PREAMBLE

     WHEREAS, SpectraFAX Corp. (the "Company") desires to establish a plan through which the Company may award options to purchase the Class A Common Stock of the Company ("Stock") to its directors who are not employed by the Company or its affiliates;

     WHEREAS, the Company intends that the Plan provide for the granting of options that do not qualify as "incentive stock options" within the meaning of section  422  of  the  Internal  Revenue  Code;  and

     WHEREAS, the Company intends that this Plan and awards granted hereunder will (i) qualify as "performance-based compensation" described in section 162(m)(4)(C) of the Internal Revenue Code, and (ii) conform to the provisions of Securities Exchange Commission Rule 16b-3;

     NOW, THEREFORE, the Company hereby establishes the SpectraFAX Directors Stock Option Plan (the "Plan"), effective April 17, 2000:

                             ARTICLE I. DEFINITIONS

     1.1     Affiliate.  A "parent corporation," as defined in section 424(e) of
             ---------
the Code, or "subsidiary corporation," as defined in section 424(f) of the Code, of the Company.

     1.2     Agreement.  A  written  agreement  (including  any  amendment  or
             ---------
supplement thereto) between the Company or Affiliate and a Participant specifying the terms and conditions of an Option granted to such Participant.

     1.3     Board.  The  board  of  directors  of  the  Company.
             -----

     1.4     Code.  The  Internal  Revenue  Code  of  1986,  as  amended.
             ----

     1.5     Committee.  A  committee  designated  by  the  Board  to  serve  as
             ---------
the administrator of the Plan, which shall be composed of at least two individuals (or such number that satisfies section 162(m)(4)(C) of the Code and Rule 16b-3 of the Exchange Act) who are members of the Board and are not employees of the Company or an Affiliate, and who are designated by the Board as the "compensation committee" or are otherwise designated to administer the Plan. In the absence of a designation of a Committee by the Board, the compensation committee of the Board shall be the Committee.

     1.6     Company.  SpectraFAX  Corp.  and  its  successors.
             -------

     1.7     Date  of  Exercise. The date that the Company accepts tender of the
             ------------------
exercise  price  of  an  Option.

     1.8     Exchange  Act.  The Securities Exchange Act  of  1934,  as amended.
             -------------

     1.9     Fair  Market  Value. On any given date, Fair Market Value shall  be
             -------------------
the applicable description below (unless the Committee determines in good faith the fair market value of the Stock to be otherwise):

     (a) If the Stock is traded on a trading exchange (e.g., the New York Stock Exchange) or is reported on the Nasdaq National Market System or another Nasdaq automated quotation system, Fair Market Value shall be determined by reference to the price of the Stock on such exchange or system with respect to the date for which Fair Market Value is being determined.
     (b) If the Stock is not publicly traded, Fair Market Value shall be the value determined in good faith by the Committee or the Board.

     1.10    Grant  Date.  The  date  of  the  annual  meeting of  shareholders.
             -----------

     1.11    Option.  The  right  that is granted  hereunder to a Participant to
             ------
purchase from the Company a stated number of shares of Stock at the price set forth in an Agreement.

     1.12    Participant. A member  of  the  Board  who  is  not employed by the
             -----------
Company  full  time  or  an  Affiliate  on  a  Grant  Date.

     1.13    Plan.  The  SpectraFAX  Corp.  Directors  Stock  Option  Plan.
             ----

     1.14    Stock.  The  Common  Stock  of  the  Company.
             -----

                              ARTICLE II. PURPOSE

     The purpose of the Plan is to maintain the Company's ability to attract and retain the services of experienced and highly-qualified individuals who are not employed by the Company to serve as members of the Board and to encourage stock ownership by such individuals, and to align the interests of such individuals with those of the Company, its Affiliates and its shareholders. This Plan is intended to provide an incentive and bonus for maximum effort in the successful operation of the Company and is expected to benefit the shareholders by associating the interests of the Company's directors with those of its shareholders and by enabling the Company to attract and retain directors of the best available talent through the opportunity to share, by the proprietary interests created by this Plan, in the increased value of the Company's shares to which such directors have contributed. It is further intended that such incentives will encourage individuals to remain in the directorship of the Company. The proceeds received by the Company from the sale of Stock pursuant to this Plan may be used for general corporate purposes.

                          ARTICLE III. ADMINISTRATION

     3.1     Administration  of  Plan. The Plan shall  be  administered  by  the
             ------------------------
Committee. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. Any decision made or action taken by the Committee to administer the Plan shall be final and conclusive. No member of the Committee shall be liable for any act done in good faith with respect to this Plan or any Agreement or Option. The Company shall bear all expenses of Plan administration. In addition to all other authority vested with the Committee under the Plan, the Committee shall have complete authority to:

     (a)  Interpret  all  provisions  of  this  Plan;
     (b) Prescribe the form of any Agreement and notice and manner for executing or giving the same;
     (c)  Make  amendments  to  all  Agreements;
     (d)  Adopt,  amend,  and  rescind  rules  for  Plan  administration;  and
     (e) Make all determinations it deems advisable for the administration of this Plan.

     3.2     Persons Subject to Section 16(b). Notwithstanding anything  in  the
             --------------------------------
Plan to the contrary, the Committee, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to participants who are officers and directors subject to section 16(b) of the Exchange Act, without so restricting, limiting or conditioning the Plan with respect to other Participants.

                            ARTICLE IV. OPTION AWARDS

     4.1     Participation. Options shall be granted  initially  as of April 17,
             -------------
2000 to each Participant serving the Company as a Board member on such date. Thereafter, on each Grant Date during the term of the Plan, Options shall be granted automatically to each individual who is a Participant director on such date. Notwithstanding anything herein to the contrary, the Board may revoke, on or prior to each Grant Date, the next automatic grant of Options otherwise provided for by the Plan if no options have been granted to employees since the preceding Grant Date under the SpectraFAX Corp. Employees Stock Option Plan or any other employee stock option plan that the Company might adopt hereafter.

     (a)  Number. Each Participant on each Grant date shall be granted an Option
          ------
          to purchase 20,000 shares of Stock. If, on any Grant Date during the term of the Plan, there are not sufficient shares of Stock that remain available pursuant to Section 5.2 to provide this automatic grant on such date, then the number of shares that can be purchased under the Option that is granted on that date shall determined by dividing the number of shares of Stock which remain available pursuant to Section
          5.2 by the number of Participants who are eligible to receive an Option on such Grant Date, with fractional shares rounded down to the nearest number of whole shares. All references to numbers of shares in this Section are subject to adjustment in accordance with Article VIII.

     (b)  Price.  The  price  at  which each share of Stock covered by an Option
          -----
          shall be the Fair Market Value of Stock on the Grant Date of such Option.

     (c)  Option  Period.  The  period within which each Option may be exercised
          --------------
          shall commence one year after each Grant Date and shall expire, in all cases, ten years from the Grant Date of such Option unless terminated sooner pursuant to any of the following:

     (1) If the directorship of the Participant is terminated on account of fraud, dishonesty or other acts detrimental to the interests of the Company or any direct or indirect majority-owned subsidiary of the Company, the Option shall automatically terminate as of the date of such termination.

     (2) Upon the death or disability (as defined in Section 22(e)(3) of the Code) of a Participant prior to the expiration of the Option, the Option may be exercised, to the extent that the Participant was entitled to exercise it on the date thereof, within one year after such death or disability.

     (3) If the directorship of a Participant is terminated for any reason other than the circumstances described in subparagraph (1) or (2) above, the Option may be exercised, to the extent the Participant was able to do so at the date of termination of the directorship, within twelve months after such termination unless extended by a majority of the disinterested Directors. Notwithstanding the foregoing, if the Participant becomes an employee of the Company or an Affiliate upon the termination of his directorship, the Option shall expire after the termination of employment in a manner that is consistent with this subparagraph (3).

     4.2     Grant  of  Options.  An  Option  shall  be  deemed to be granted to
             ------------------
a Participant on each Grant Date. Accordingly, an Option may be deemed to be granted prior to the approval of this Plan by the shareholders of the Company and prior to the time that an Agreement is executed by the Participant and the Company.

                        ARTICLE V. STOCK SUBJECT TO PLAN

     5.1     Source  of  Shares.  Upon the exercise of  an  Option, the Company
             ------------------
shall deliver to the Participant authorized but previously unissued Stock or Stock that is held by the Company as treasury stock.

     5.2     Maximum  Number  of  Shares. The maximum aggregate number of shares
             ---------------------------
of Stock that may be issued pursuant to the exercise of Options is 500,000, subject to increases and adjustments as provided in Article VIII.

     5.3     Forfeitures. If any Option granted hereunder expires or  terminates
             -----------
for any reason without having been exercised in full, the shares of Stock subject thereto shall again be available for issuance of an Option under this Plan.

                            ARTICLE VI. OPTION RIGHTS

     6.1     Transferability.  Any  Option  granted  under  this  Plan shall not
             ---------------
be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Participant only by the Participant; provided, however, that an Option may be transferable to the extent provided in an Agreement. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation or liability of such Participant.

     6.2     Shareholder  Rights.  No  Participant  shall  have  any  rights  as
             ------------------
a shareholder with respect to shares subject to Options prior to the Date of Exercise of such Option.

     6.3     Interruption  of Service.  The Committee shall determine the extent
             ------------------------
to which a leave of absence for military or government service, illness, temporary disability, or other reasons shall be treated as a termination or interruption of service as a member of the board for purposes of determining questions of forfeiture and exercise of an Option after termination.

                          ARTICLE VII. OPTION EXERCISE

     7.1     Exercise.  An  Option  granted  hereunder  shall  be deemed to have
             --------
been exercised on the Date of Exercise. Subject to the provisions of Articles VI and IX, an Option may be exercised in whole or in part at such times and in compliance with such requirements as the Committee shall determine.

     7.2     Payment.  Unless  otherwise  provided by the Agreement, payment  of
             -------
the Option price shall be made in cash (including an exercise involving the pledge of shares and a loan through a broker described in Securities Exchange Commission Regulation T), Stock that was acquired at least six months prior to the exercise of the Option, or a combination thereof.

     7.3     Federal  Withholding  Tax  Requirements.  To  the  extent  that
             ---------------------------------------
withholding is required by law, at the time that an Option is exercised, the Participant shall, upon notification of the amount due, pay to the Company amounts necessary to satisfy applicable federal, state and local withholding tax requirements or shall otherwise make arrangements satisfactory to the Company for such requirements.

     7.4     Issuance and Delivery of Shares. Shares of Stock issued pursuant to
             -------------------------------
the exercise of Options hereunder shall be delivered to Participants by the Company (or its transfer agent) as soon as administratively feasible after a Participant exercises an Option hereunder and executes any applicable shareholder agreement or agreement described in Section 9.2 that the Company requires at the time of exercise.

                ARTICLE VIII. ADJUSTMENT UPON CORPORATE CHANGES

     8.1     Adjustments  to  Shares.  The  maximum  number of shares  of  stock
             -----------------------
with respect to which Options hereunder may be granted and which are the subject of outstanding Options shall be adjusted as the Committee determines (in its sole discretion) to be appropriate, in the event that:

     (a) the Company or an Affiliate effects one or more stock dividends, stock splits, reverse stock splits, subdivisions, consolidations or other similar events;

     (b) the Company or an Affiliate engages in a transaction to which section 424 of the Code applies; or

     (c) there occurs any other event which in the judgment of the Committee necessitates such action;

     provided, however, that if an event described in paragraph (a) or (b) occurs, the Committee shall make adjustments to the limits on Options specified in Section 5.2 that are proportionate to the modifications of the Stock that are on account of such corporate changes. Notwithstanding the foregoing, the Committee may not modify the Plan or the terms of any Options then outstanding or to be granted hereunder to provide for the issuance under the Plan of a different class of stock or kind of securities.

     8.2     Substitution  of  Options on Merger or Acquisition.  The  Committee
             --------------------------------------------------
may grant Options in substitution for stock awards, stock options, stock appreciation rights or similar awards held by an individual who becomes an employee of the Company or an Affiliate in connection with a transaction to which section 424(a) of the Code applies. The terms of such substituted Options shall be determined by the Committee in its sole discretion, subject only to the limitations of Article V.

     8.3     Effect  of Certain Transactions.  The  provisions  of this  Section
             -------------------------------
shall apply to the extent that an Agreement does not otherwise expressly address the matters contained herein. If the Company experiences an event which results in a "Change in Control," as defined in Section 8.3(a), all Options that are outstanding at the time of the Change in Control shall become fully vested and exercisable immediately prior to the Change in Control event, except as otherwise provided in paragraph (c) of this Section.

     (a) A Change in Control will be deemed to have occurred for purposes hereof, if:

     (1) any "person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act, other than a Controlled Group Member or an individual who is a shareholder on the date of the adoption of this amendment and restatement of the Plan by the Board, becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing more than 51% of the total voting power represented by the Company's then outstanding Voting Securities (as defined below), or

     (2) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the Voting Securities of the Company or a Controlled Group Member outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) more than 51% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or

     (3) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of its assets.

     For purposes of this Section 8.3(a), "Voting Securities" of an entity shall mean any securities of the entity which vote generally in the election of its directors.

     (b) If, as a result of the Change in Control, the Company is not the surviving entity after the transaction, or survives only as a subsidiary or is otherwise controlled by another entity, all Options that are held by the Participant immediately after the Change in Control shall be assumed by the entity which is the survivor of the transaction, or converted into options to purchase the common stock of the surviving entity, in a transaction to which section 424(a) of the Code applies.

     (c) Notwithstanding the foregoing, a portion of the acceleration of vesting described in this Section shall not occur with respect to an Option to the extent such acceleration of vesting would cause the Participant or holder of such Option to realize less income, net of taxes, after deducting the amount of excise taxes that would be imposed pursuant to section 4999 of the Code, than if accelerated vesting of that portion of the Option did not occur. This limitation shall not apply to the extent that the shareholders of the Company or the acquirer approve the acceleration of vesting hereunder in a manner that satisfies section 280G(b)(5)(B) of the Code.

     8.4     No  Adjustment Upon  Certain  Transactions.  The  issuance  by  the
             ------------------------------------------
Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services rendered, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Options.

     8.5     Fractional  Shares.  Only  whole shares of  Stock  may be  acquired
             ------------------
through the exercise of an Option. Any amounts tendered in the exercise of an Option remaining after the maximum number of whole shares have been purchased will be returned to the Participant.

                    ARTICLE IX. LEGAL COMPLIANCE CONDITIONS

     9.1     General.  No Option shall be exercisable, no Stock shall be issued,
             -------
no certificates for shares of Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all federal or state laws and regulations (including, without limitation, withholding tax requirements), federal and state securities laws and regulations and the rules of all securities exchanges or self-regulatory organizations on which the Company's shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any certificate issued to evidence shares of Stock for which an Option is exercised may bear such legends and statements as the Committee upon advice of counsel may deem advisable to assure compliance with federal or state laws and regulations. No Option shall be exercisable, no Stock shall be issued, no certificate for shares shall be delivered and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from any regulatory bodies having jurisdiction over such matters.

     9.2     Representations by Participants.  As a condition to the exercise of
             -------------------------------
an Option, the Company may require a Participant to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares. At the option of the Company, a stop transfer order against any shares of stock may be placed on the official stock books and records of the Company, and a legend indicating that the stock may not be pledged, sold or otherwise transferred unless an opinion of counsel was provided (concurred in by counsel for the Company) and stating that such transfer is not in violation of any applicable law or regulation may be stamped on the stock certificate in order to assure exemption from registration. The Committee may also require such other action or agreement by the Participants as may from time to time be necessary to comply with federal or state securities laws. This provision shall not obligate the Company or any Affiliate to undertake registration of options or stock hereunder.

                          ARTICLE X. GENERAL PROVISIONS

     10.1    Effect  on  Employment.  Neither the adoption  of  this  Plan,  its
             ----------------------
operation, nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any employee any right to continue in the employ of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate to terminate the employment of any employee at any time with or without assigning a reason therefor.

     10.2    Unfunded  Plan. The Plan, insofar as it provides for grants,  shall
             --------------
be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon contractual obligations that may be created hereunder. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

     10.3    Rules of Construction.  Headings  are  given  to  the  articles and
             ---------------------
sections of this Plan solely as a convenience to facilitate reference. The masculine gender when used herein refers to both masculine and feminine. The reference to any statute, regulation or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

     10.4    Governing  Law. The  internal laws of the State of Florida (without
             --------------
regard to the choice of law provisions of Florida) shall apply to all matters arising under this Plan, to the extent that federal law does not apply.

     10.5    Compliance With Section 16 of the Exchange Act.  In  the event that
             ----------------------------------------------
any common class of equity securities of the Company becomes subject to registration under section 12 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of this Plan or action by Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee.

     10.6    Amendment.  The  Board  may amend  or  terminate  this  Plan at any
             ---------
time; provided, however, an amendment that would have a material adverse effect on the rights of a Participant under an outstanding Option is not valid with respect to such Option without the Participant's consent. Provided, further, that in the event that a common class of equity securities of the Company becomes subject to registration under section 12 of the Exchange Act, the shareholders of the Company must approve, in general meeting before the effective date thereof, any amendment that changes the number of shares in the aggregate which may be issued pursuant to Options granted under the Plan except pursuant to Article VIII. By way of example and not by way of limitation, shareholder approval shall not be required for minor amendments to the Plan pursuant to Section 3.1 hereof intended to benefit the administration of the Plan, for amendments necessitated by changes in legislation or administrative rules governing the Plan, or for amendments that the Committee deems necessary to obtain or maintain favorable tax, securities exchange or regulatory treatment of the Plan for future Participants.

     10.7    Effective  Date  of  Plan. The Plan shall be effective on April 17,
             -------------------------
2000.

                                 EXECUTION PAGE

     IN WITNESS WHEREOF, the undersigned officer has executed this amendment and restatement on this the _____ day of ______________, 2000, but to be effective as provided in Section 10.7.


        SPECTRAFAX  CORP.

By:     ____________________________________

Its:    ____________________________________